NEWS RELEASE

For additional information: Johanna Thornblad       Stephanie Linkous
                            V.P. Communications     Asst. V.P. Communications
                            (210) 308-1237          (210) 308-1214

For Immediate Release:
Quotron:ACBGX

                   BONNEL GROWTH FUND PAYS OUT EARLY DIVIDEND

San Antonio, Texas -- November 21, 1996 U.S. Global Investors, Inc. (U.S. Global) announces that the Bonnel Growth Fund will make a distribution estimated to be between $.16 and $.17 per share, representing both long-term capital gains and short-term capital gains (taxable as ordinary income), to shareholders of record as of November 25, 1996. The realized capital gains are direct result of the healthy one year return of over 21%(1). The total return for the Fund since inception is over 35%.

Record date:               November 25
Ex-dividend date:          November 26
Payable date:              November 26

The early dividend payment will enable investors to buy into the Bonnel Growth Fund earlier without paying taxes on gains they did not actually earn during the past year. The early payment will also allow investors to proceed with their year-end investment and tax planning strategies and invest in the Fund prior to one of the most profitable times of the year. According to the Stock Traders Almanac, investors can take advantage of a market that, since 1952, has often delivered an average gain of 1.68% during the last five days of December and first two days of January(2).

U.S. Global Investors, Inc. is a public company based in San Antonio, Texas. U.S. Global and its subsidiaries manage and/or administer approximately $1.5 billion in mutual fund and trust assets, including United Services Funds and Accolade Funds. The Company's stock is traded in the NASDAQ Stock Market. Additional information on the company can be obtained from our Web site at http://www.us-global.com.

----------
(1) Return 10/1/95 through 9/30/96. Commencement of Fund 10/17/94 through 9/30/96. Investment returns and principal value will fluctuate so that you may have a gain or a loss when you sell shares. (2) 7.1% percent rally 30 out of last 42 years. Past performance is no guarantee of future results.

                                      -30-